Exhibit 10.1

JOINDER, WAIVER, CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

This JOINDER, waiver, consent and first amendment to credit AGREEMENT (this “Agreement”) is made as of July 22, 2016, by and among:
DICK'S MERCHANDISING & SUPPLY CHAIN, INC., an Ohio corporation (the “New Borrower”), with its principal executive offices at 345 Court Street, Coraopolis, PA 15108;
The other Loan Parties referred to on the signature pages hereof;
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02108, as administrative agent and collateral agent (in such capacities, the “Agent”) for the lenders party to the Credit Agreement described below; and
The Lenders party hereto;
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A.    Reference is made to (a) a certain Amended and Restated Credit Agreement, dated as of August 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among (i) DICK'S SPORTING GOODS, INC., a Delaware corporation (the “Existing Borrower”), (ii) the Guarantors from time to time party thereto (individually, a “Guarantor” and collectively, the “Guarantors”), (iii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (iv) the Agent, and (b) a certain Security Agreement dated as of December 5, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among (i) the Existing Borrower, (ii) the Guarantors and (iii) the Agent. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.
B.    The Existing Borrower has formed the New Borrower as a wholly owned subsidiary. In accordance with Section 10.01 of the Credit Agreement, the parties to the Credit Agreement have requested that the New Borrower be joined as a party to, and be bound by the terms of, the Credit Agreement, the Security Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing Borrower thereunder, in each case, as set forth herein.
C.    The New Borrower, the Existing Borrower, the other Loan Parties, the Agent and the Required Lenders desire to modify certain provisions of the Credit Agreement as provided herein.
D.     Pursuant to Section 6.14 of the Credit Agreement, the Loan Parties are required to furnish to the Agent at least fifteen days prior written notice of any change in any Loan Party’s name or organizational structure and agreed not to effect or permit any such change unless all filings have been made under the UCC, as further set forth in Section 6.14 of the Credit Agreement.

E.    The Loan Parties have advised the Agent that on or about June 30, 2016 American Sports Licensing, Inc., a Guarantor, converted to a limited liability company under Delaware law under the name “American Sports Licensing, LLC” (the “ASL Conversion”).
F.    The Agent and the Required Lenders have agreed to Consent to the ASL Conversion and waive any applicable notice or other requirements in connection with the ASL Conversion, in each case, on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments to Credit Agreement. The provisions of the Credit Agreement are hereby amended as follows:

(a)	The introductory paragraph of the Credit Agreement is hereby amended by deleting the words “(the “Borrower”)” set forth therein.

(b)	Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Borrower” set forth therein in its entirety and by substituting the following in its stead:
“Borrower” means (a) prior to the First Amendment Effective Date, DSG, and (b) on and following the First Amendment Effective Date, DSG and Dick’s Merchandising.”

(c)	Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical in clause (g)(ii) of the definition of “Permitted Investments” and by substituting the following in its stead:

“(other than DSG)”

(d)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Dick’s Merchandising” means Dick’s Merchandising & Supply Chain, Inc., an Ohio corporation.”
“DSG” means Dick’s Sporting Goods, Inc., a Delaware corporation.”
“First Amendment Effective Date” means July 22, 2016.”

2.
Joinder and Assumption of Obligations. Effective as of the First Amendment Effective Date (which shall have the meaning set forth in Section 1(d) above), the New Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, the Security Agreement and the other Loan Documents, and hereby:

(a)
joins in the execution of, and becomes a party to, the Credit Agreement, the Security Agreement and the other Loan Documents as a Borrower (and, in the case of the Security Agreement, a Grantor) thereunder, as indicated with its signature below;

(b)	covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a Borrower under the Credit Agreement, the Security Agreement and the other Loan Documents as of the date hereof, in each case, with the same force and effect as if the New Borrower was a signatory to the Credit Agreement, the Security Agreement and the other Loan Documents and was expressly named as a Borrower (and, in the case of the Security Agreement, a Grantor) therein;

(c)
makes all representations and warranties of a Borrower under the Credit Agreement, the Security Agreement and the other Loan Documents, as of the date hereof, in each case, with the same force and effect as if the New Borrower was a signatory to the Credit Agreement, the Security Agreement and the other Loan Documents and was expressly named as a Borrower (and, in the case of the Security Agreement, a Grantor) therein (except any such representations and warranties made in any Loan Document “as of the Effective Date” shall be deemed made, with respect to the New Borrower only, as of the First Amendment Effective Date);

(d)
confirms that it has assumed all of the Obligations of a Borrower under the Credit Agreement and each of the Loan Documents, and agrees to pay, perform, observe and maintain in full force and effect, all of the Obligations of a Borrower thereunder. The New Borrower agrees to honor, perform and comply with, in all respects, all terms and provisions of all of the Loan Documents to the same extent as if the New Borrower was named as a Borrower therein as of the date of execution thereof; and

(e)
together with the Existing Borrower, each acknowledge that the Obligations are due and owing to the Agent and the Lenders under the Loan Documents, in accordance with their terms to the same extent and the same manner as if the New Borrower was the original Borrower, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. The New Borrower and the Existing Borrower each hereby acknowledge and agree that from and after the effectiveness of this Agreement, all references to the Borrower in the Credit Agreement and the other Loan Documents shall refer, jointly and severally, to the New Borrower and the Existing Borrower.

3.
Grant of Security Interest. Without limiting the generality of Section 2(a) hereof, the New Borrower hereby pledges and grants to the Agent for its benefit and for the benefit of the Credit Parties, as collateral security for the payment and performance in full of all the Secured Obligations (as defined in the Security Agreement), a lien on and security interest in and to all of the right, title and interest of the New Borrower in, to and under all Collateral (as defined in the Security Agreement), and expressly assumes all obligations and liabilities of a Borrower and “Grantor” under the Security Agreement. The New Borrower hereby authorizes the Agent to file financing statements containing the information required by Article 9 of the Uniform Commercial Code of the applicable jurisdiction for the filing of any financing statement relating to the Collateral (as defined in the Security Agreement).

4.
Supplemental Schedules. To the extent that any changes in any representations, warranties, and covenants require any amendments or supplements to the schedules to the Credit Agreement, the Security Agreement or any of the other Loan Documents, such schedules are hereby updated, as evidenced by the supplemental schedules (if any) annexed to this Agreement (it being understood and agreed that any representations made in any Loan Document “as of the Effective Date” shall be deemed made, with respect to the New Borrower only, as of the First Amendment Effective Date).

5.
Waiver and Consent: Notwithstanding the requirements of Section 6.14(ii) of the Credit Agreement, the Agent and the Required Lenders hereby Consent to the ASL Conversion and waive any applicable notice or other requirements in connection with the ASL Conversion. The foregoing is a one-time waiver and Consent only and no other waivers or consents are intended or implied. Nothing contained herein shall be deemed to constitute an agreement by the Agent or the Required Lenders to waive or Consent in the future to any other conversion or other reorganization.

6.
Ratification of Loan Documents. Except as specifically amended by this Agreement and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement, the Security Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any existing Loan Party thereunder or Collateral therefor. The Loan Parties (other than the New Borrower) hereby ratify, confirm, and reaffirm that all representations and warranties of such Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof (except (i) to the extent that such representations and warranties are qualified by materiality, in which case they are true and correct in all respects, and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as applicable) as of such earlier date). The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. The Loan Parties (other than the New Borrower) hereby acknowledge, confirm and agree that the Security Documents, and any and all Collateral previously pledged to the Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations (which, for the avoidance of doubt, shall include all Obligations outstanding as of the date hereof) of such Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, including, in each case, after giving effect to this Agreement and joining the New Borrower as a Borrower.

7.	Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent:

(a)
This Agreement shall have been duly executed and delivered by the New Borrower, the Existing Borrower, the other Loan Parties, the Agent and the Required Lenders, and shall be in full force and effect.

(b)
All action on the part of the New Borrower necessary for the valid execution, delivery and performance by the New Borrower of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(c)	The New Borrower shall have delivered the following to the Agent, in form and substance reasonably satisfactory to the Agent:

(i)	Certificate of Legal Existence and Good Standing, if applicable, issued by the Secretary of the State of its incorporation or organization.

(ii)
A certificate of an authorized officer of the due adoption, continued effectiveness, and setting forth the text, of each corporate resolution adopted in connection with the assumption of obligations under the Credit Agreement, the Security Agreement and the other Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all Organization Documents.

(iii)	An Information Certificate (as defined in the Security Agreement) duly completed by the New Borrower.

(d)
The Agent shall have received a written legal opinion of the New Borrower’s counsel, addressed to the Agent and the other Credit Parties, covering such matters relating to the New Borrower, the Loan Documents and/or the transactions contemplated thereby as the Agent may reasonably request.

(e)
The Agent shall have received all documents and instruments, including UCC financing statements and Blocked Account Agreements, required by Law or reasonably requested by the Agent to create or perfect the Lien intended to be created under the Security Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agent.

(f)
All reasonable fees and Credit Party Expenses incurred by the Agent and the other Credit Parties in connection with the preparation and negotiation of this Agreement and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid in full by the Loan Parties in accordance with terms of Section 10.04 of the Credit Agreement.

8.	Miscellaneous.

(a)
This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission (such as pdf) shall be as effective as delivery of a manually executed counterpart of this Agreement.

(b)
This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)
Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)	The New Borrower warrants and represents that it is not relying on any representations or warranties of the Agent or the other Credit Parties or their counsel in entering into this Agreement.

(e)
THIS agreement SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, without giving effect to the conflicts of laws principles thereof, but including section 5-1401 of the new York general obligations law.

[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.
NEW BORROWER:

DICK'S MERCHANDISING & SUPPLY CHAIN, INC.

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    President

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/Joseph Burt
Name:    Joseph Burt
Title:    Director

LENDERS:

PNC BANK, NATIONAL ASSOCIATION

By:    /s/James M. Steffy
Name:    James M. Steffy
Title:    Vice President

BANK OF AMERICA, N.A.

By:    /s/Richard D. Hill Jr.
Name:    Richard D. Hill Jr.
Title:    Managing Director

JPMORGAN CHASE BANK, N.A.

By:    /s/Thomas G. Williams
Name:    Thomas G. Williams
Title:    Authorized Officer

US BANK NATIONAL ASSOCIATION

By:    /s/David Lawrence
Name:    David Lawrence
Title:    VP

TD BANK, N.A.

By:    /s/Jennifer Visconti
Name:    Jennifer Visconti
Title:    Credit Specialist

HSBC BANK USA, N.A.

By:    /s/Ashley Brenner
Name:    Ashley Brenner
Title:    Vice President

BANK OF AMERICA, N.A.

By:    /s/Ronald T. Dibiase
Name:    Ronald T. Dibiase
Title:    Vice President

Acknowledged and Agreed:

EXISTING LOAN PARTIES:

DICK'S SPORTING GOODS, INC.

By:    /s/Teri L. List-Stoll
Name:    Teri List-Stoll
Title:    EVP-CFO

AMERICAN SPORTS LICENSING, LLC

By:    /s/Joseph Oliver
Name:    Joseph Oliver
Title:    President

DSG OF VIRGINIA, LLC

By:    /s/Joseph Oliver
Name:    Joseph Oliver
Title:    President

GALYAN’S TRADING COMPANY, LLC

By:	Dick’s Sporting Goods, Inc., its sole member

By:    /s/Joseph Oliver
Name:    Joseph Oliver
Title:    President

GOLF GALAXY, LLC

By:    /s/Joseph Oliver
Name:    Joseph Oliver
Title:    Governor and Executive Vice President

GOLF GALAXY GOLFWORKS, INC.

By:    /s/Joseph Oliver
Name:    Joseph Oliver
Title:    Director and Executive Vice President

CHICK’S SPORTING GOODS, LLC

By:	Dick’s Sporting Goods, Inc., its sole member

By:    /s/Joseph Oliver
Name:    Joseph Oliver
Title:    President

[Supplemental Schedules - to be attached as necessary]

1919604.7